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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                  -------------

        Date of Report (Date of earliest event reported): April 27, 2006



                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                      0-27122                  94-2900635
(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               file number)         Identification Number)


                   3011 Triad Drive
                     Livermore, CA                                94550
      (Address of principal executive offices)                  (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement

Adjustment of Performance Options granted to Mr. Robert Bucher/Amendment of
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Option Agreement
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     On April 27, 2006, the Compensation Committee of the Board of Directors of
Adept Technology, Inc. ("Adept" or the "Company") determined that Robert Bucher, Adept's Chief Executive Officer, attained 70% of the performance objectives for the first half of Adept's 2006 fiscal year applicable to the August 18, 2005 grant of options to purchase up to 50,000 shares of Adept's Common Stock under the 2003 Stock Option Plan (the "Performance Options"). As a result, the Performance Options shall be exercisable to purchase up to 35,000 shares of Adept common stock, subject to time-based vesting (as described below). The option agreement with respect to such Performance Options is correspondingly amended in substantially the form attached as an exhibit to this Report on Form 8-K. Per the terms of the Performance Option, 6/48th of the Performance Options vest on April 27, 2006 (the date on which Adept's Compensation Committee has determined that specified performance objectives have been met and defined the number of shares for which the option is exercisable). Thereafter, the Performance Options vest at 1/48th of the total number of shares subject to the options per month in equal installments.

     The performance objectives include specified financial objectives (including profits and earnings growth) as well as certain corporate strategic goals as identified in Exhibit 10.2 of this Report on Form 8-K.



Item 9.01. Financial Statements and Exhibits.

          (c) Exhibits

          10.1  Option Agreement for Robert Bucher, as amended.

          10.2 Summary of Performance Objectives applicable to August 18, 2005 Performance Option Grant to Robert Bucher.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ADEPT TECHNOLOGY, INC.



Date: April 27, 2006                       By: /s/ Robert R. Strickland
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                                               Robert R. Strickland
                                               Chief Financial Officer